SUPPLEMENT DATED AUGUST 4, 2017 TO THE FOLLOWING

PROSPECTUSES DATED MAY 1, 2017 (AS AMENDED)

New York Life Access Variable Annuity

New York Life Complete Access Variable Annuity

New York Life Complete Access Variable Annuity II

New York Life Elite Variable Annuity

New York Life Essentials Variable Annuity

New York Life Flexible Premium Variable Annuity

New York Life Flexible Premium Variable Annuity II

New York Life Flexible Premium Variable Annuity III

New York Life Income Plus Variable Annuity

New York Life Income Plus Variable Annuity II

New York Life Premier Variable Annuity

New York Life Premier Variable Annuity II

New York Life Premier Plus Variable Annuity

New York Life Premier Plus Variable Annuity II

New York Life Premium Plus Variable Annuity

New York Life Premium Plus II Variable Annuity

New York Life Premium Plus Elite Variable Annuity

New York Life Variable Annuity

TO THE FOLLOWING PROSPECTUSES DATED MAY 1, 2009

New York Life Longevity Benefit Variable Annuity	New York Life Select Variable Annuity

TO THE FOLLOWING PROSPECTUSES DATED MAY 1, 2008

New York Life (formerly MainStay) Access Variable Annuity New York Life (formerly MainStay) Plus Variable Annuity New York Life (formerly MainStay) Plus II Variable Annuity	New York Life (formerly MainStay) Premium Plus Variable Annuity New York Life (formerly MainStay) Premium Plus II Variable Annuity New York Life (formerly MainStay) Select Variable Annuity

INVESTING IN THE FOLLOWING SEPARATE ACCOUNTS

NYLIAC Variable Annuity Separate Account-I NYLIAC Variable Annuity Separate Account-II	NYLIAC Variable Annuity Separate Account-III NYLIAC Variable Annuity Separate Account-IV

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectuses (the “Prospectuses”) for the variable annuity policies offered through the separate accounts listed above. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

This supplement describes changes to the MainStay VP S&P 500 Index Portfolio (the “Portfolio”) that will become effective immediately. The Prospectuses are revised as follows:

(a)	For those Prospectuses with the Portfolio with Initial Class shares, the “Minimum” percentage in the table showing “Total Annual Portfolio Company Operating Expenses” is 0.20%.

(b)

There is a decrease in the Portfolio’s Management Fees from 0.24% to 0.16% and the Total Fund Annual Expense After Fee Waiver and/or Expense Reimbursement will also decrease from 0.28% to 0.16% (Initial Class) and 0.53% to 0.41% (Service Class). As applicable to your prospectus, the following will replace the existing entry(ies) in the table showing “Annual Portfolio Company Operating Expenses”:

Fund	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Fund Annual Expense	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense After Fee Waiver and/or Expense Reimbursement
MainStay VP S&P 500 Index – Initial Class	0.16%	0.00%	0.04%	0.20%	0.04%	0.16	%*
MainStay VP S&P 500 Index – Service Class	0.16%	0.25%	0.04%	0.45%	0.04%	0.41	%*

*Total Fund Annual Expense After Fee Waiver and/or Expenses Reimbursement has been restated to reflect an expense limitation agreement. New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments of Initial Class shares do not exceed 0.16% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Service Class shares. This agreement will remain in effect until May 1, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

New York Life Insurance and Annuity Corporation (a Delaware Corporation)

51 Madison Avenue, New York, New York 10010